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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



              (Date of report)                       OCTOBER 17, 2006
              (Date of earliest event reported)      OCTOBER 11, 2006



                        NORTHERN BORDER PIPELINE COMPANY
             (Exact name of registrant as specified in its charter)


                  TEXAS                       333-88577                          74-2684967
     (State or other jurisdiction            (Commission                       (IRS Employer
           of incorporation)                 File Number)                   Identification No.)


                       13710 FNB PARKWAY, OMAHA, NEBRASKA
                    (Address of principal executive offices)


                                   68154-5200
                                   (Zip code)


       Registrant's telephone number, including area code: (402) 492-7300


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM  1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

In connection with the event described in Item 5.02 below, on October 11, 2006, Williams R. Cordes, President-Northern Border Pipeline Company of ONEOK Partners GP, L.L.C. ("ONEOK Partners GP"), entered into an arrangement with ONEOK Partners GP that will provide for a stay bonus of $175,000 based upon the retirement date of April 1, 2007.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

On October 11, 2006, it was determined that William R. Cordes, President-Northern Border Pipeline Company of ONEOK Partners GP, will retire effective April 1, 2007. ONEOK Partners GP is our Operator. We do not have any employees, so Mr. Cordes' position with the Operator is the functional equivalent of our Chief Executive Officer. As previously announced, ONEOK Partners GP will no longer be our Operator effective April 1, 2007. Our new Operator will be TransCan Northwest Border Ltd. effective April 1, 2007.

Upon his retirement, certain awards or portions thereof previously granted to Mr. Cordes under ONEOK Inc.'s Equity Compensation Plan, the Amended and Restated Northern Border Phantom Unit Plan and ONEOK Inc.'s Long-Term Incentive Plan will vest. Mr. Cordes will also be entitled to the benefits provided by the stay-bonus arrangement discussed under Item 1.01 above and the ONEOK Partners GP Severance Pay Plan upon his retirement. Disclosure of all the aforementioned Plans is included in our annual report on Form 10-K for the year ended
December 31, 2005 filed on March 7, 2006.

ITEM 7.01   REGULATION FD DISCLOSURE.

On October 16, 2006, ONEOK Partners L.P. announced that William R. Cordes, President-Northern Border Pipeline Company of ONEOK Partners GP, will retire effective April 1, 2007. A copy of the press release is furnished and attached as Exhibit 99.1 hereto and is incorporated herein by reference.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

(d)      Exhibits.

 EXHIBIT
 NUMBER                      DESCRIPTION OF EXHIBIT
 -------                     ----------------------

  99.1       Press Release issued by ONEOK Partners L.P. dated October 16, 2006.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     Northern Border Pipeline Company
                                     By:  ONEOK Partners GP, L.L.C., Operator


Date:     October 17, 2006           By:      /s/ Jerry L. Peters
                                        ----------------------------------------
                                                  Jerry L. Peters
                                        Senior Vice President - Chief Accounting
                                                 Officer and Treasurer




                                       3
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                                  EXHIBIT INDEX

 EXHIBIT
 NUMBER      DESCRIPTION OF EXHIBIT
 ------      ----------------------

  99.1       Press Release issued by ONEOK Partners L.P. dated October 16, 2006.




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